                                                                   EXHIBIT 10(k)


                              SCIENTIFIC-ATLANTA
                     EXECUTIVE DEFERRED COMPENSATION PLAN

                                                            AMENDED MAY 14, 1998


                           Article I - Introduction
                           ------------------------


     1.1  Name of the Plan
          ----------------

     This Plan shall be known as the Scientific-Atlanta Executive Deferred Compensation Plan.

     1.2  Purpose of Plan
          ---------------

     The purpose of the Plan is to provide eligible executives of Scientific-Atlanta, Inc., a Georgia corporation, and its subsidiaries the opportunity to defer cash compensation payable to them for services to Scientific-Atlanta, Inc. and its subsidiaries.

     1.3  Date of Plan
          ------------

     This Scientific-Atlanta Executive Deferred Compensation Plan was originally made at Norcross, Georgia, on the 19th day of May, 1993, for the benefit of certain employees of Scientific-Atlanta, Inc. and its subsidiaries.

                           Article II - Definitions
                           ------------------------

     For purposes of this Plan, the following words and phrases shall have the meanings and applications set forth below:

     2.1  Annual Incentive Plan Payment
          -----------------------------

     The short-term executive incentive payment, if any, earned by a Participant in the year preceding a Plan Year and payable by the Employer to the Participant in the Plan Year.

     2.2  Beneficiary
          -----------

     A person or entity designated in accordance with the terms and conditions of this Plan to receive benefits upon the death of a Participant.

     2.3  Compensation Deferral Election
          ------------------------------

     Each election made by a Participant to defer a portion of his or her Compensation by executing and submitting an Election Form.

     2.4  Compensation
          ------------

     The total of a Participant's Salary, Annual Incentive Plan Payment, Long-Term Incentive Plan Payments and any other incentive payments approved by the Plan Committee ("Other Incentive Compensation") which are payable to the Participant by the Employer during a Plan Year. Compensation shall be calculated before reduction for taxes or for compensation deferred pursuant to this Plan.

     2.5  Deferred Benefit Account
          ------------------------

     An account maintained pursuant to and in accordance with the terms and conditions set forth in Article V hereof by or on behalf of the Employer for each Compensation Deferral Election made by a Participant under this Plan.

     2.6  Deferred Benefit Commencement Date
          ----------------------------------

     The date irrevocably designated by a Participant with respect to each Compensation Deferral Election as the date on which the payment of the Deferred Benefits that accumulate as a result of such elections are to begin.

     2.7  Deferred Benefits
          -----------------

     The amounts payable pursuant to this Plan to a Participant or to his or her Beneficiary or estate following the Participant's termination of employment, the Deferred Benefit Commencement Date, determination of Total Disability, or death.

     2.8  Determination Date
          ------------------

     The last day of each Plan Year.

     2.9  Election Amount
          ---------------

     The amount of Salary, Annual Incentive Plan Payment, Long-Term Incentive Plan Payment or Other Incentive Compensation to be deferred pursuant to a single Compensation Deferral Election.

     2.10 Election Form
          -------------

     The form completed by a Participant in order to make one or more Compensation Deferral Elections.

     2.11 Employer
          --------

     Scientific-Atlanta, Inc. or any of its majority owned subsidiaries.

     2.12 Employment Termination Date
          ---------------------------

     The date of a Participant's termination of employment, determination of Total Disability, or death, whichever is applicable.

     2.13 Long-Term Incentive Plan Payment
          --------------------------------

     The long-term performance payment, if any, earned by a Participant during the performance period immediately preceding the Plan Year and payable by the Employer to the Participant in the Plan Year.

     2.14 Participant
          -----------

     An employee of the Employer who is eligible to participate in this Plan according to the criteria adopted from time to time by the Plan Committee and who elects to participate in this Plan.

     2.15 Plan
          ----

     This Scientific-Atlanta Executive Deferred Compensation Plan, as amended from time to time.

     2.16 Plan Committee
          --------------

     The Human Resources and Compensation Committee of the Board of Directors of Scientific-Atlanta, Inc. or such other committee as shall be designated by the Board of Directors from time to time.

     2.17 Plan Year
          ---------

     The period beginning on the first day of the Scientific-Atlanta, Inc. fiscal year and ending on and including the last day of Scientific-Atlanta's fiscal year. The first Plan Year shall begin with the fiscal year beginning in July 1993 (fiscal year 1994).

     2.18 Plan Interest Rate
          ------------------

     An annual rate of interest that shall be determined by the Committee prior to the start of each Plan Year and credited to a Participant's Deferred Benefit Accounts during the Plan Year.

     2.19 Salary
          ------

     The base salary, including any raises in salary, earned by a Participant in connection with his or her employment with the Employer and payable to a Participant by the Employer in a Plan Year.

     2.20 Total Disability
          ----------------

     A physical or mental condition which is expected to be totally and permanently disabling as determined in accordance with the terms and conditions of the long-term disability insurance plan currently or most recently maintained by the Employer for the benefit of the Participant claiming to be totally disabled.

                  Article III - Eligibility and Participation
                  -------------------------------------------

     3.1  Eligibility
          -----------

     Employees who are eligible to participate in this Plan will be identified by the Plan Committee according to criteria adopted from time to time by the Plan Committee. Such identification shall be conclusive and binding upon all persons.

     3.2  Participation
          -------------

     The Plan Committee shall notify in writing each employee who becomes eligible to participate in this Plan of his or her eligibility. Eligible employees may participate in this Plan by submitting an Election Form in accordance with Section 4.1 hereof. Such election to participate shall be effective upon the receipt and acceptance by the Plan Committee of such Election Form.

     3.3  Additional Compensation
          -----------------------

     A Participant shall receive the Deferred Benefits provided for herein in addition to any compensation or other benefits paid or provided to the Participant by the Employer. In the event that a Participant's participation in this Plan shall cause the Participant to receive a reduced benefit under any pension plan maintained by the Employer for the benefit of the Participant, then the Employer shall pay the Participant, at the same time and in the same manner as would have been paid under such pension plan, the additional pension benefits that the Participant would have received under such pension plan if the Participant had not participated in this Plan, unless the Participant is entitled to receive such additional pension benefits under some other plan maintained by the Employer for the benefit of the Participant.

                      Article IV - Compensation Deferral
                      ----------------------------------

     4.1  Compensation Deferral Election
          ------------------------------

     A Participant shall make a Compensation Deferral Election by executing and submitting to the Plan Committee an Election Form. The Election Form shall specify the Election Amount, the Deferred Benefit Commencement Date, the manner of payment of the Deferred Benefits attributable to the election, and the Beneficiary selected by the Participant to receive such Deferred Benefits in the event of the Participant's death. An election to defer future Salary may be made either before or during the Plan Year, provided, however, that any such election must be submitted to the Plan Committee at least 30 days prior to the applicable fiscal quarter and must apply to at least the entire fiscal quarter. An election to defer all or a portion of an Annual Incentive Plan Payment, a Long-Term Incentive Plan Payment or Other Incentive Compensation must be made on or before the April 1 immediately preceding the Plan Year in which such incentive award is payable.

     4.2  Election Amounts
          ----------------

     Each Election Amount shall be selected as follows:

     (a) With respect to Salary, a participant may defer a specified percentage of the Salary which the Participant will earn and receive during the balance of the Plan Year, provided, however, that no deferral election with respect to the
current Plan Year may be made after March 31.   Percentage deferral must be an
increment of five percentage points and shall not exceed fifty percent.

     (b) With respect to an Annual Incentive Plan Payment, a Long-Term Incentive Plan Payment or Other Incentive Compensation, a Participant may defer either a specified percentage of the entire payment or a specified percentage of the payment above a stated dollar amount; provided, however, that any such percentage must be an increment of five percentage points.

     4.3  Reduction of Compensation
          -------------------------

     The Employer shall deduct Election Amounts deferred from a Participant's Salary ratably over each remaining pay period in the Plan Year. The Employer shall deduct Election Amounts deferred from an Annual Incentive Plan Payment, a Long-Term Incentive Plan Payment or Other Incentive Compensation at the time such incentive award is otherwise payable.

     4.4  Deferred Benefit Commencement Date
          ----------------------------------

     Except as otherwise provided in Article VI hereof, a Participant may elect to defer receipt of an Election Amount until the Deferred Benefit Commencement Date selected by the Participant. The permissible Deferred Benefit Commencement Dates are (i) a set date which is no earlier than July 1 of the calendar year following the end of the Plan Year in which the Election Amount is deferred; (ii) the Participant's Employment Termination Date, provided the Participant is fifty-five (55) years of age or older at the time of such termination; or (iii) a date which is either the fifth or tenth anniversary of the Participant's Employment Termination Date, provided the Participant is fifty-five (55) years of age or older at the time of such termination.

     4.5  Manner of Payment
          -----------------

     Except as otherwise provided in Article VI hereof, the Participant may elect to receive payment of the Deferred Benefits attributable to a Compensation Deferral Election pursuant to one of the following methods:

     (a) Annual, semiannual or quarterly installments payable over a five, ten or fifteen year period, and commencing on the respective Deferred Benefit Commencement Date; or

     (b) A single lump sum payment of the entire balance of the respective Deferred Benefit Account, determined as of and payable on the Deferred Benefit Commencement Date.

     A Participant may change the manner of payment selected with respect to a Compensation Deferral Election by submitting a request in writing to the Plan Committee on or before the earlier (i) the date which is six months prior to the Deferred Benefit Commencement Date, or (ii) the December 31 immediately preceding the Deferred Benefit Commencement Date.

     4.6  Designation of Beneficiaries
          ----------------------------

     A Participant shall designate a Beneficiary with respect to each Compensation Deferral Election and may change the Beneficiary designation with respect to any Compensation Deferral Election at any time by submitting a revised Beneficiary designation in writing reflecting the change to the Plan Committee.

                     Article V - Deferred Benefit Accounts
                     -------------------------------------

     5.1  Deferred Benefit Accounts
          -------------------------

     The Employer shall cause to be established and maintained a separate Deferred Benefit Account with respect to each Compensation Deferral Election. The Employer shall credit the Election Amount deferred pursuant to each such election to the Participant's appropriate Deferred Benefit Account as of the date deferred from the Participant's Compensation as provided in Section 4.3 hereof. The amount credited to a Participant's Deferred Benefit Account shall equal the Election Amount deferred reduced by the amount, if any, that the Employer may be required from time to time to withhold from such Election Amount pursuant to any federal, state or local law.

     5.2  Accrual of Interest
          -------------------

     Except as otherwise provided by Section 6.2(b) hereof, interest shall accrue, at the Plan Interest Rate in effect from time to time, on any amounts credited to a Deferred Benefit Account from the date on which the amount is credited and shall be credited and compounded weekly.

     5.3  Determination of Account Balance
          --------------------------------

     As of each Determination Date, the current balance of a Participant's Deferred Benefit Account shall equal (A) the sum of (i) the balance of such Deferred Benefit Account as of the immediately preceding Determination Date,
(ii) any Compensation deferred by such Participant to such Deferred Benefit Account since the previous Determination Date and (iii) the amount of interest credited to such Deferred Benefit Account since the preceding Determination Date, minus (B) any payments to or withdrawals by the Participant from the Deferred Benefit Account since the previous Determination Date.

     5.4  Statement of Accounts
          ---------------------

     Within ninety (90) days after each Determination Date, the Plan Committee shall submit to each Participant a statement in such form as the Plan Committee shall deem desirable, setting forth a summary of the Compensation Deferral Elections made and the current balances of the Deferred Benefit Accounts maintained for the Participant as of the Determination Date.

                   Article VI - Payment of Deferred Benefits
                   -----------------------------------------
     6.1  General
          -------

     Except as otherwise provided herein, Deferred Benefits in each Deferred Benefit Account shall be payable to a Participant upon the Deferred Benefit Commencement Date for such Account and pursuant to the manner of payment selected by the Participant on the applicable Election Form or any permitted modification thereof. If the Participant has elected to receive such Deferred Benefits in installments, the amount payable in the first year of such installments shall be an amount that will fully amortize the balance in the Participant's Deferred Benefit Account determined as of the Deferred Benefit Commencement Date over the five, ten, or fifteen year period, based on assumed interest earnings at the Plan Interest Rate in effect for such first year. Thereafter, the amount payable in each succeeding year shall be adjusted to an amount that will fully amortize the remaining balance in such Deferred Benefit Account over the remaining years in the aforesaid five, ten, or fifteen year installment period based on the Plan Interest Rate for such succeeding year.

     6.2  Termination of Employment
          -------------------------

     Deferred benefits shall be paid to a Participant upon his or her termination of employment, as follows:

     (a) Upon the involuntary termination of a Participant's employment by the Employer, if such termination is determined to be involuntary by the Plan
Committee:

     (1) the Employment Termination Date shall be deemed to be the Deferred Benefit Commencement Date applicable to each Deferred Benefit Account;

     (2) the amount in each Deferred Benefit Account shall be payable to the Participant either (i) on the Deferred Benefit Commencement Date that applies to such Deferred Benefit Account, taking into consideration the aforesaid deemed date (Section 6.2(a)(1)) pursuant to the method requested by the Participant in his or her Election Form, or (ii) in the manner requested by the Participant in his or her Election Form to apply in the event of his or her involuntary termination by the Employer;

     (3) for purposes of this Plan, termination for "good cause" of any Participant will be construed to be and will be treated as a voluntary termination by such a Participant, regardless of his or her age, and the Employer will pay out to such a Participant all amounts in his or her Deferred Benefit Accounts in accordance with Section 6.2(b) hereof. For purposes of this Plan, "good cause" shall be determined by the Employer in its sole and absolute discretion.

     (b) Upon the voluntary termination of employment by a Participant prior to attaining fifty-five years of age:

     (1) the amounts in each of the Participant's Deferred Benefit Accounts shall cease to earn interest and the balance of each Deferred Benefit Account shall be determined as of the nearest pay date following the Participant's Employment Termination Date determined in accordance with Article V hereof; and

     (2) the Employer shall pay the Participant the balance of each such Deferred Benefit Account not according to the Participant's elections as specified in his or her Election Forms but in a lump sum, to be paid within sixty (60) days of the Participant's voluntary termination.

     (c) For purposes of this Plan, voluntary termination of employment with the Employer by a Participant who is fifty-five years or older will in all instances be construed to be and will be treated as an involuntary termination by such a Participant, and the Employer will pay out to such a Participant all amounts in his or her Deferred Benefit Account in accordance with the applicable Election Form.

     (d) Other provisions of this Plan to the contrary notwithstanding, in the event that a Participant's employment with the Employer is terminated for any reason within two (2) years after a "Change in Control" of Scientific-Atlanta, Inc., the Employer shall pay the Participant the amounts in the Participant's Deferred Benefit Accounts according to the terms of Section 6.2(a) hereof as if the Participant had been terminated involuntarily. For purposes of this Section 6.2(e), a "Change in Control" shall mean any of the following events:

     (1) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 6.2(e)(1), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

     (2) The individuals who are members of the Incumbent Board (as defined below), cease for any reason to constitute at least two-thirds of the Board.
The "Incumbent Board" shall include the individuals who as of August 20, 1990 are members of the Board and any individual becoming a director subsequent to August 20, 1990 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that notwithstanding the foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

     (3) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to have occurred.

     6.3  Total Disability
          ----------------

     Deferred Benefits shall be paid to a Participant upon his or her becoming Totally Disabled, as follows:

     (a)  Upon the determination that a Participant is Totally Disabled.

     (1)  No further deferrals will be made from his or her Compensation: and

     (2) the Employer shall pay the Participant the balance in each of the Participant's Deferred Benefit Accounts as if the Participant had been terminated involuntarily, as set forth in Section 6.2(a).

     (b) For purposes of this Plan, once a Participant is determined to be Totally Disabled, he or she will continue to be deemed Totally Disabled irrespective of the Participant's ceasing to be considered Totally Disabled for purposes of any other plan maintained by the Employer.

     (c) In the event that a Totally Disabled Participant recovers and resumes active employment with the Employer such Totally Disabled Participant may resume participation in this Plan at the discretion of the Plan Committee; provided, however, that in any event the Totally Disabled Participant shall continue to receive payments of Deferred Benefits that are then being paid pursuant to the terms of this Plan.

     6.4  Death
          -----

     Deferred Benefits shall be paid upon the death of a Participant, as follows:

     (a) Upon the death of a Participant, the Employer shall pay the amounts in each of the Participant's Deferred Benefit Accounts to the Beneficiary designated by the Participant with respect to each Compensation Deferral Election in each of his or her respective Election Forms, or, if the Participant fails to so designate a Beneficiary, to his or her estate.

     (b) If the Participant dies prior to his or her Employment Termination Date, the Employer shall pay to each respective Beneficiary or to the Participant's estate, as the case may be, the amounts in each of the Participant's respective Deferred Benefit Accounts, in the same manner as for the Participant who has been terminated involuntarily, as set forth in Section 6.2(a).

     (c) If the Participant dies following his or her Employment Termination Date but prior to his or her receiving the full payment of all Deferred Benefits payable to him or her, the Employer shall pay to each of the respective Beneficiaries or to the Participant's estate, as the case may be, the same Deferred Benefit in the same manner as it otherwise would have paid to the Participant as if the Participant had not died, unless the Participant has specified in his or her Election Form a different manner of payment to a Beneficiary.

     (d) Notwithstanding the other provisions of Section 6.4, a Beneficiary may request a different payment schedule than what has been elected by the Participant, if such change does not further defer the scheduled payout, by submitting a request in writing to the Plan Committee. The granting of any such request shall be within the discretion of the Plan Committee.

     (e) If a Beneficiary who is receiving Deferred Benefits pursuant to this Plan dies, the remainder of the Deferred Benefits to which such Beneficiary was entitled at the time of his or her death shall continue to be payable to the beneficiary or beneficiaries designated by such Beneficiary in writing to the Plan Committee (or to the Beneficiary's estate or heirs if he or she fails to designate a beneficiary or beneficiaries).

                      Article VII - Hardship Withdrawals
                      ----------------------------------

     7.1  Hardship Withdrawals.  A participant may request a Hardship Withdrawal
          ---------------------
of all or a portion of his or her Deferred Benefits before the Deferred Benefit Commencement Date, as follows:

     (a) The request for withdrawal must be to meet an "unforeseeable emergency."

     (b) For purposes of this Article VII, an unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, loss of Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, a hardship withdrawal may not be made to the extent that such hardship is or may be relieved:

     (1)  Through reimbursement or compensation by insurance or otherwise,

     (2) By liquidation of the participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

     (3)  By cessation of deferrals under the Plan.

     (c) The request for a Hardship Withdrawal must be made in writing to the Plan Committee and shall state the amount requested, the unforeseeable emergency to which the amount will be applied and shall also affirm that no other assets are reasonably available to meet the emergency.

     (d) The Plan Committee shall consider applicable regulatory standards in assessing whether to grant a request for a Hardship Withdrawal.

                      Article VIII - Plan Administration
                      ----------------------------------

     8.1  Plan Committee
          --------------

     This Plan and all matters related to it shall be administered by the Plan Committee. The Plan Committee shall have the authority to interpret the provisions of this Plan and to resolve all questions arising in the administration, interpretation and application of this Plan. Any such determination by the Plan Committee shall be conclusive and binding on all persons. The Plan Committee may, in its sole discretion, delegate any or all of its responsibilities relative to administration of this Plan to such officers of Scientific-Atlanta, Inc., as it designates.

     8.2  Claim Procedures
          ----------------

     Any Participant or Beneficiary claiming a benefit, or requesting an interpretation, any information, or a ruling under this Pan shall present the request, in writing, to the Plan Committee, which shall respond in writing within thirty (30) days from the date on which it receives the claim or request.

                       Article IX - Participant's Rights
                       ---------------------------------

     9.1  Ineligibility to Participate in Plan
          ------------------------------------

     In the event that the Plan Committee determines that a Participant has become ineligible to continue to participate in this Plan, the Plan Committee may terminate Participant's participation in this Plan upon ten (1) days' prior written notice to the Participant. In such event, the Participant will not be entitled to make further Compensation Deferral Elections, but all current Compensation Deferral Elections shall continue in effect. All Deferred Benefit Accounts shall be payable as otherwise provided in Article VI hereof.

     9.2  Termination of Plan
          -------------------

     The Board of Directors of Scientific-Atlanta, Inc. may terminate this Plan at any time, and termination of this Plan shall be effective upon ten (10) days' written notice to all Participants in the Plan. Upon such termination of this Plan, the Employer shall pay all active Participants their Deferred Benefits as provided in Section 6.1 as if each such Participant had actually reached the Deferred Benefit Commencement Date for all of his or her Deferred Benefit Accounts. The Plan Committee may, in its discretion, accelerate all payments due under Plan in the event of a termination of the Plan.

     9.3  Participant's Rights
          --------------------

     The right of a Participant or his or her Beneficiary or estate to receive any benefits under this Plan shall be solely that of an unsecured creditor of the Employer. Any asset acquired or held by the Employer or funds allocated by the Employer in connection with the liabilities assumed by the Employer pursuant to this Plan shall not be deemed to be held under any trust for the benefit of any Participant or of any of Participant's Beneficiaries or to be security for the performance of the Employer's obligations hereunder but shall be and remain a general asset of the Employer. Provided, however, that nothing herein shall affect the rights of the Participant with regard to this Pan under that certain Benefits Protection Trust, between Scientific-Atlanta, Inc. and Wachovia Bank & Trust Co., N.A., dated February 13, 1991, as amended from time to time.

     9.4  Spendthrift Provision
          ---------------------

     Neither a Participant nor any person claiming through a Participant shall have the right to commute, sell, assign, transfer, pledge, mortgage or otherwise encumber, transfer, hypothecate or convey any Deferred Benefit payable hereunder or any part thereof in advance of it actually having been received by a Participant or other appropriate recipient under this Plan, and the right to receive all such Deferred Benefits is expressly declared to be non-assignable and non-transferable. Prior to the actual payment thereof, no part of the Deferred Benefits payable hereunder shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any person claiming through a Participant or be transferable by operation of law in the event of a Participant's or any such other person's bankruptcy or insolvency.

     9.5  Plan Not An Employment Agreement
          --------------------------------

     This Plan shall not be deemed to constitute an employment agreement between the Employer and any Participant, and no provision hereof shall restrict the right of the Employer to discharge a Participant as an employee of the Employer or the right of a Participant to voluntarily terminate his or her employment with the Employer.

     9.6  Cooperation
          -----------

     Each Participant will cooperate with the Employer by furnishing any and all information reasonably requested by the Employer in order to facilitate the payment of Deferred Benefits hereunder and by taking any such other actions as the Employer or the Plan Committee may reasonably request.

     9.7  Offset
          ------

     If a Participant or his or her Beneficiary, as the case may be, shall be indebted to the Employer at any time that Deferred Benefits are to be paid to a Participant or his or her Beneficiary under this Plan, then the Employer may reduce such Deferred Benefits by the amount of such indebtedness prior to the payment of the Deferred Benefits.

                           Article X - Miscellaneous
                           -------------------------

     10.1 Amendments and Modifications
          ----------------------------

     The Board of Directors of Scientific-Atlanta, Inc. may amend this Plan in any respect at any time. In addition, the Plan Committee may authorize the following types of amendments to the Plan without Board approval:

     (a)  amendments required by law;

     (b) amendments that relate to the administration of the Plan and that do not materially increase the cost of the Plan; and

     (c) amendments that are designed to resolve possible ambiguities, inconsistencies or omissions in the Plan and that do not materially increase the cost of the Plan.

     All authorized amendments shall be effective upon ten (10) days' written notice to the Participants. If any such amendment materially adversely affects a Participant's Deferred Benefits, such affected Participant may, within ninety
(90) days after the effective date of such amendment, elect to terminate his or her participation in the Plan pursuant to this Section 10.1 in which event the date of such election shall be deemed to be such Participant's Deferred Benefit Commencement Date.

     10.2 Inurement
          ---------

     This Plan shall be binding upon and shall inure to the benefit of the Employer and each Participant hereto, and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

     10.3 Governing Law
          -------------

     This Plan shall be interpreted and administered in accordance with the Employee Retirement Income Security Act of 1974, as amended. To the extent that state law is applicable, however, the laws of the State of Georgia shall apply.



                                     SCIENTIFIC-ATLANTA, INC.


                                 By: /s/ Brian C. Koenig
                                     -------------------------------------------
                                     Senior Vice President - Human Resources


Attest:



/s/ William E. Eason, Jr.
-----------------------------------
Corporate Secretary